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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005

                            MUELLER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                      1-6770                     25-0790410
 -----------------            ----------------            -------------------
  (State or other             (Commission File               (IRS Employer
   jurisdiction                    Number)                Identification No.)
 of incorporation)

             8285 Tournament Drive
                   Suite 150
              Memphis, Tennessee                                38125
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             (Address of principal                             Zip Code
               executive offices)

Registrant's telephone number, including area code:    (901) 753-3200

Registrant's Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

        On February 17, 2005, the Company expanded its Board of Directors to seven members and appointed Mr. Alexander P. Federbush as a new member. The Board has determined that Mr. Federbush meets the independence requirements of the New York Stock Exchange listing standards. There is no arrangement or understanding between Mr. Federbush and any other persons pursuant to which he was elected as a director. Mr. Federbush has no business relationships with the Company.

        The Company's Board Committees are composed as follows: Audit Committee members are Messrs. John Fulvio (Chair), Gary S. Gladstein, and Terry Hermanson. Nominating and Corporate Governance Committee members are Messrs. Gladstein (Chair), Federbush, and Fulvio. Compensation Committee members are Messrs. Hermanson (Chair), Federbush, and Fulvio.

        The Company's press release dated February 18, 2005, announcing the appointment of Mr. Federbush is attached as Exhibit 99.1.

Item 8.01.  Other Events.

        On February 18, 2005, the Registrant issued a press release announcing that its Board of Directors has declared a regular quarterly dividend of 10 cents per share on its common stock. The dividend will be payable March 15, 2005, to shareholders of record on March 1, 2005. A copy of the press release announcing the payment and record dates is attached as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

        99.1    Press release, dated February 18, 2005, appoints
                Alexander P. Federbush to Board of Directors.

        99.2 Press release, dated February 18, 2005, declares cash dividend for first quarter.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on February 18, 2005.

                                          MUELLER INDUSTRIES, INC.

                                          By:     /s/ Kent A. McKee
                                                  -----------------------
                                          Name:   Kent A. McKee
                                          Title:  Vice President and
                                                  Chief Financial Officer

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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

       99.1    Press release, dated February 18, 2005, appoints
               Alexander P. Federbush to Board of Directors.

       99.2 Press release, dated February 18, 2005, declares cash dividend for first quarter.

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